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                                                                Exhibit 21.1

USI Insurance Services Corp.                            Delaware
Association Growth Enterprises, Incorporated            Maryland
Bertholon-Rowland, Inc.                                 Pennsylvania
USI Affinity, Inc.                                      District of Columbia
Signature Premium Finance, Inc.                         Pennsylvania
Dexter-Bertholon Rowland, Inc.                          Pennsylvania
Bertholon Rowland, Inc.                                 New Jersey
Select Providers, Inc.                                  New York
USI Gulf Coast, Inc.                                    Louisiana
CBP Consulting Group, Inc.                              New Jersey
USI Northeast, Inc.                                     New York
Riverside Insurance Associates, Inc.                    Connecticut
USI Insurance Services of Northern California, Inc.     California
Henderson & Phillips, Incorporated                      Virginia
A.W. Hargrove Insurance Agency, Inc.                    Virginia
Morgan & Cheves, Inc.                                   Virginia
Overstreet & Newell, Inc.                               Georgia
Colonial Premium Finance Company                        Virginia
Campbell, Galt & Newlands, Inc.                         Oregon
Hurley, Atkins & Stewart, Inc.                          Washington
Cummings & Associates, Inc.                             Washington
The Insurance Exchange, Inc.                            New Hampshire
Roger Ryan & Company, Inc.                              New Hampshire
USI Insurance Services of Rhode Island, Inc.            Rhode Island
Inex Alternative Programs, Inc.                         New Hampshire
Inex Alternative Program Administrators, Inc.           New Hampshire
Bechard Insurance Agency, Inc.                          New Hampshire
USI Insurance Services of Florida, Inc.                 Florida
Strategic Asset Advisors, Inc.                          Florida
CICORP - USI, Inc.                                      Florida
Commercial Broker Services, Inc.                        Florida
Employers Safety Council of Florida, Inc.               Florida
USI MidAtlantic, Inc.                                   Pennsylvania
USI  Insurance Services Corporation of Illinois, Inc.   Illinois
(d/b/a USI Midwest)
South Suburban Insurance Agency, Inc.                   Illinois
Securus Insurance Agency, Inc.                          Illinois
Progressive Plan Administrators, Inc.                   New York
USI Retirement Services, Inc.                           New York
Emerson, Reid & Company, Inc.                           New York
Morrill Koslow & Associates Insurance Agency, Inc.      Massachusetts
USI Consulting Group, Inc.                              Connecticut
USI Consulting Group of Massachusetts, Inc.             Massachusetts
USI CG Advisors, Inc.                                   Connecticut
USI Consulting Group of New York, Inc.                  New York
Benefit Strategies, Inc.                                New Hampshire


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Benefit Strategies of Maine, Inc.                       Maine
USI Midwest, Inc.                                       Ohio
USI of Southern California Insurance Services, Inc.     California
Max Behm & Associates, Inc.                             California
El Camino Insurance Agency                              California
USI California Insurance Services, Inc.                 California
USI Securities, Inc.                                    Delaware
(d/b/a USI of New England)
USI Securities of Texas, Inc.                           Texas
USI of Illinois, Inc.                                   Delaware
WRIMS Corp.                                             Pennsylvania
Insurance Risk Managers, Inc.                           Texas
ANCO Corporation                                        Texas
MD Premium Finance Corporation                          Texas
Western Claims Services, Inc.                           Texas
Regional Insurance Management Services, Inc.            Texas
ANCO Interstate                                         Texas
ANCO Management Corporation                             Texas
ANCO Life & Benefits Services, Inc.                     Texas
Strategic Benefit Planning Corporation                  Texas
Anco Insurance Services, Inc. of Houston                Texas
Commercial Insurance Concepts, Inc.                     Texas
Inter/National Rental Insurance Services, Inc.          California
Rental Industry Services, Inc.                          Pennsylvania
International Rental Insurance, Inc.                    Texas
Kisco Partners, Inc.                                    New York
Acquisition Risk Management Services, Inc.              New York
USI Insurance Brokers, Inc.                             Massachusetts